                               THIRD AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT


         THIS THIRD AMENDMENT (this "Amendment") dated as of October 30, 1998 is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the
"Seller"), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the "Servicer"), POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION, a Delaware corporation (the "Purchaser"), and NESBITT BURNS SECURITIES INC., a Delaware corporation, as agent for Purchaser (the "Agent").


                                 R E C I T A L S

         1. The Seller, the Servicer, the Purchaser and the Agent are parties to that certain Receivables Purchase Agreement dated as of December 31, 1996 (as amended by the first Amendment dated as of February 28, 1997 and the Second Amendment dated as of August 15, 1997, the "Agreement").

         2. The Seller, the Servicer, the Purchaser and the Agent desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

         2. Amendments to Agreement. The Agreement is hereby amended as follows:

         2.1 Change in Control. Paragraph (a) of the definition of "Change in Control" in Exhibit I to the Agreement is amended to read as follows:

                  "(a) Minnesota Power, Inc. shall fail to own at least 50% of the outstanding voting stock of ADESA;"

         2.2 Eligible Receivable. Paragraph (m) of the definition of "Eligible Receivable" in Exhibit I to the Agreement is amended in its entirety as follows:

                  "which arises from the making of a loan to finance the purchase of a motor vehicle, the ownership of which is evidenced by a certificate of title, driven or drawn by mechanical power, manufactured primarily for use on the public streets, roads or highways with two axles (but not including any recreational vehicles); provided, however, that up to 5% (but in any event not to exceed $5,000,000) of the Net Receivables Pool Balance (which Net Receivables Pool Balance shall be calculated without taking into account any Tractor Receivables) may consist of otherwise Eligible Receivables which are Tractor Receivables."

         2.3 Receivable. The definition of "Receivable" in Exhibit I to the Agreement is amended in its entirety as follows:

             "'Receivable' means any right to payment from any Person, whether constituting an account, chattel paper, instrument or a general intangible, arising from the providing of financing and other services by the Originator to new, used and wholesale automobile or other motor vehicle dealers for which the Obligor under the Dealer Note or similar agreement is a resident of the United States of America, or any of its possessions or territories, and that is denominated and payable only in United States dollars, and includes the right to payment of any interest or finance charges and other obligations of such Person with respect thereto."

         2.4 Exhibit I to the Agreement is amended by adding thereto the following definitions in the appropriate alphabetical order:

             "GAAP" means, generally accepted accounting principles and practices in the United States, consistently applied."

             "Tangible Net Worth" means, with respect to any Person, the net worth of such Person calculated in accordance with GAAP after subtracting therefrom the aggregate amount of such Person's intangible assets, including, without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights, service marks and brand names and capitalized software."

             "Tractor Receivable" means, those Receivables generated as a result of the making of loans to finance the purchase of Tractors.

             "Tractors"   means,   any   non-cargo   carrying   power  unit
         manufactured with a minimum of two axles and a maximum of three axles intended primarily for use on the public streets, roads and highways and designed to operate in combination with a semitrailer or trailer; provided, further, this definition specifically excludes any semitrailer or trailer.

         2.5 Reporting Requirements. Paragraph (l)(i) and (ii) of Exhibit IV to the Agreement are amended to read as follows:

             "(l) Reporting Requirements. The Seller will provide to the Agent (in multiple copies, if requested by the Agent)(except that with respect to paragraphs (i), (ii), (iii) and (iv)) the Seller will cause the Servicer to provide to the Agent and the Servicer will deliver to the Agent the following:

                  (i) as soon as available and in any event within 45 days after the end of the first three quarters of each fiscal year of AFC in a format acceptable to the Agent, balance sheets of AFC, its consolidated subsidiaries and Seller as of the end of such quarter and statements of income, cash flows and retained earnings of AFC and its consolidated subsidiaries and balance sheets and income statements of the Seller for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of such Person;

                  (ii) as soon as available and in any event within 90 days after the end of each fiscal year of AFC, (A) a copy of the annual report for AFC and its consolidated subsidiaries, containing financial statements for such year audited by PricewaterhouseCoopers LLP or other independent certified public accountants acceptable to the Agent and (B) the income statement of the Seller for such year certified by the chief financial officer of the Seller;"

         2.6 Termination Events: Paragraph (e) of Exhibit V to the Agreement is amended to read as follows:

             "(e) A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Debt of either the Seller, AFC or ADESA or a default shall occur in the performance or observance of any obligation or condition with respect to such Debt if the effect of such default is to accelerate the maturity of any such Debt and the Debt with respect to which non-payment and/or non-performance shall have occurred exceeds, at any point in time, with respect to the Seller or AFC, $1,000,000 in the aggregate for all such occurrences or, with respect to ADESA, $5,000,000, in the aggregate for all such occurrences;"

         2.7 Net Worth. Paragraph (n)(i) of Exhibit V to the Agreement is amended by deleting "$18,000,000" and inserting in its place "$24,000,000."

         2.8 Leverage Test. Exhibit V to the Agreement is amended by inserting the following at the end thereof:

             "  ;  or  (r)  The  sum  of  all  of  AFC's  Debt   (including
         intercompany loans between AFC and Minnesota Power, Inc.), plus the Investment of the Participation, plus the outstanding balance of any other non-recourse transactions exceeds 8.5 times the total stockholder's equity of AFC on a quarterly basis."

         3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Agent and the Purchaser as follows:

             (a) Representations and Warranties. The representations and warranties of such Person contained in Exhibit III to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

             (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

             (c)   Termination   Event.   No  Termination   Event  or  Unmatured
         Termination Event has occurred and is continuing.

         4. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Agent), in form and substance satisfactory to the Agent:

             (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

             (b) a written statement from Moody's Investors Service, Inc. and Standard & Poor's that this Amendment will not result in a downgrade or withdrawal of the rating of the Notes; and

             (c)  such  other   documents  and  instruments  as  the  Agent  may
         reasonably request.

         5. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Receivables Purchase Agreement," "this Agreement," "hereof," "herein" or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.

         8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                      AFC FUNDING CORPORATION


                                      By:           Curtis L. Phillips
                                         ---------------------------------------
                                         Name:      Curtis L. Phillips
                                               ---------------------------------
                                         Title:  Executive Vice President/Chief
                                                 Financial Officer and Treasurer
                                               ---------------------------------



                                      AUTOMOTIVE FINANCE CORPORATION


                                      By:           Curtis L. Phillips
                                         ---------------------------------------
                                         Name:      Curtis L. Phillips
                                               ---------------------------------
                                         Title:  Executive Vice President/Chief
                                                 Financial Officer and Treasurer
                                               ---------------------------------


                                      POOLED ACCOUNTS RECEIVABLE CAPITAL
                                      CORPORATION


                                      By:           Dwight Jenkins
                                         ---------------------------------------
                                         Name:      Dwight Jenkins
                                               ---------------------------------
                                         Title:     Vice President
                                               ---------------------------------


                                      NESBITT BURNS SECURITIES INC.


                                      By:           David J. Kucera
                                         ---------------------------------------
                                         Name:      David J. Kucera
                                               ---------------------------------
                                         Title:     Managing Director
                                               ---------------------------------


                                      By:           Jeffrey J. Phillips
                                         ---------------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------


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